Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Bankers Healthcare Group LLC (the “Company”)

Credit Suisse Securities (USA) LLC

(together, the “Specified Parties”)

Re: BHG Securitization Trust 2021-B – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “BHG 2021-B KMPG AUP Tape Rerun 08132021.xlsx” provided by the Company on August 16, 2021, containing information on 2,065 small business loans and unsecured consumer loans (the “Loans”) as of July 21, 2021 (the “Data File”), which we were informed are intended to be included as collateral in the offering by BHG Securitization Trust 2021-B. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Loan Documents” means the following information sources provided by the Company:

–	Loan Agreement

–	Promissory Note

The Loan Documents were represented by the Company to be either the original Loan Documents, a copy of the original Loan Documents, and/or electronic records contained within the Company’s servicing systems. We make no representation regarding the validity or accuracy of these documents or the execution of the Loan Documents by the borrower.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

•

The term “Company’s Asset System” means an electronic data file entitled “Asset system data tape 8-11- 21.xlsx” provided by the Company on August 11, 2021, containing ApplicationNum, FirstPaymentDate, MaturedDate, RiskGrade, DTI, UseOfFunds, Income, FICO, APR, YearsLicensed, BusinessStructureType, Industry, Specialty, AcquisitionChannel, DelinquencyStatus, BorrowerBalance, UCCAssignment, Lockout, IsOrganic, OriginatingBank, FundDate, TermRemaining, LoanType, TotalFinancedAmount, Term, Rate, Payment, GuarantorStateCode, YearsInIndustry and Deferral for the Selected Loans (defined below) from the Company’s asset system of record.

•	The term “Sources” means the Loan Documents and the Company’s Asset System.

•	The term “Instructions” means the instructions provided by the Company pertaining to the FICO attribute as described in Exhibit A.

•	The term “Provided Information” means the Sources and Instructions.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of 160 Loans from the Data File with an entry of “Balance Sheet” in the Collateral Flag field, and 40 Loans with an entry of “Warehouse” in the Collateral Flag field (together, the “Selected Loans”). A listing of the Selected Loans is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from the Data File.

B.

For each Selected Loan, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

Attribute	Sources / Instructions

ApplicationNum	Loan Agreement, Promissory Note, Company’s Asset System

LoanType	Loan Agreement, Promissory Note

TotalFinanceAmount	Loan Agreement, Promissory Note

Term	Loan Agreement, Promissory Note

Rate	Loan Agreement, Promissory Note

Payment	Loan Agreement, Promissory Note

Attribute	Sources / Instructions

FirstPaymentDate	Loan Agreement, Promissory Note

MaturedDate	Loan Agreement, Promissory Note, Company’s Asset System

Risk Grade	Company’s Asset System

DTI	Loan Agreement, Promissory Note, Company’s Asset System

PrimaryUseOfFunds	Loan Agreement, Promissory Note, Company’s Asset System

GuarantorStateCode	Loan Agreement, Promissory Note

Income	Loan Agreement, Promissory Note, Company’s Asset System

FICO	Loan Agreement, Promissory Note, Company’s Asset System, Instructions

APR	Loan Agreement, Promissory Note, Company’s Asset System

YearsLicensed	Company’s Asset System

BusinessStructureType	Company’s Asset System

Industry	Company’s Asset System

Specialty	Loan Agreement, Promissory Note, Company’s Asset System

AcquisitionChannel	Company’s Asset System

DelinquencyStatus	Company’s Asset System

BorrowerBalance	Company’s Asset System

UCCAssignment	Company’s Asset System

Lockout	Loan Agreement, Promissory Note, Company’s Asset System

IsOrganic	Company’s Asset System

Deferral	Company’s Asset System

FundDate	Company’s Asset System

TermRemaining	Company’s Asset System

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California

September 2, 2021

Instructions

Number	Attribute	Instructions
1.	FICO	In instances where there are two FICO scores in the Loan Documents, recompute FICO as the average of the two scores rounded down to the nearest whole number.

The Selected Loans

Selected Loan Number	Loan Application Number	Selected Loan Number	Loan Application Number	Selected Loan Number	Loan Application Number
1	***439	41	***232	81	***688
2	***928	42	***478	82	***813
3	***945	43	***552	83	***954
4	***345	44	***765	84	***903
5	***842	45	***791	85	***309
6	***564	46	***151	86	***118
7	***186	47	***150	87	***857
8	***608	48	***992	88	***849
9	***221	49	***070	89	***487
10	***385	50	***499	90	***389
11	***093	51	***464	91	***767
12	***461	52	***106	92	***166
13	***759	53	***992	93	***530
14	***788	54	***100	94	***310
15	***618	55	***718	95	***375
16	***704	56	***495	96	***926
17	***451	57	***626	97	***566
18	***996	58	***473	98	***354
19	***770	59	***447	99	***948
20	***658	60	***368	100	***927
21	***437	61	***975	101	***445
22	***862	62	***289	102	***423
23	***845	63	***954	103	***610
24	***747	64	***203	104	***630
25	***406	65	***993	105	***740
26	***906	66	***300	106	***605
27	***742	67	***979	107	***305
28	***268	68	***188	108	***559
29	***001	69	***571	109	***941
30	***094	70	***291	110	***027
31	***010	71	***925	111	***460
32	***071	72	***052	112	***233
33	***916	73	***094	113	***141
34	***861	74	***260	114	***239
35	***659	75	***542	115	***229
36	***720	76	***729	116	***843
37	***655	77	***829	117	***179
38	***656	78	***430	118	***373
39	***295	79	***157	119	***153
40	***788	80	***704	120	***656

Selected Loan Number	Loan Application Number	Selected Loan Number	Loan Application Number
121	***444	161	***357
122	***442	162	***301
123	***874	163	***692
124	***851	164	***368
125	***610	165	***607
126	***922	166	***321
127	***902	167	***189
128	***455	168	***907
129	***875	169	***909
130	***611	170	***020
131	***869	171	***266
132	***081	172	***069
133	***536	173	***316
134	***145	174	***369
135	***194	175	***156
136	***479	176	***931
137	***863	177	***061
138	***388	178	***268
139	***420	179	***402
140	***201	180	***073
141	***981	181	***396
142	***128	182	***266
143	***489	183	***983
144	***918	184	***780
145	***464	185	***573
146	***589	186	***264
147	***134	187	***398
148	***749	188	***131
149	***119	189	***858
150	***577	190	***372
151	***584	191	***365
152	***943	192	***137
153	***462	193	***766
154	***699	194	***343
155	***237	195	***866
156	***115	196	***775
157	***410	197	***059
158	***190	198	***690
159	***835	199	***734
160	***152	200	***321